UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2004

ROCHESTER MEDICAL CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	0-18933	41-1613227

State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation)		Identification No.)

One Rochester Medical Drive, Stewartville, MN 55976
(Address of principal executive offices)

Registrant’s telephone number, including area code: (507) 533-9600

Not Applicable
(Former name or former address, if changed since last report)

Item 7.     Financial Statements and Exhibits.
(c)      Exhibits.

99.1	Press Release, dated July 20, 2004, issued by Rochester Medical Corporation

Item 9.     Regulation FD.

     The information set forth under Item 12 below also is intended to be disclosed under this Item 9 and is herby incorporated herein by reference.

Item 12.   Results of Operations and Financial Condition.

     On July 20, 2004, Rochester Medical Corporation announced its sales and earnings for the third fiscal quarter ended June 30, 2004. A copy of the press release that discusses this matter is filed as Exhibit 99.1 to, and incorporated by reference in, this report.

     The information in this Form 8-K, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: July 21, 2004

ROCHESTER MEDICAL CORPORATION

By:	/s/ David A. Jonas

David A. Jonas
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated July 20, 2004, issued by Rochester Medical Corporation